UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2007

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

                Tennessee                                  62-0634010
                ---------                                  ----------
      (State or Other Jurisdiction                      (I.R.S. Employer
            of Incorporation)                           Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On August 28, 2007, Fred's, Inc. issued a press release announcing that Bruce A. Efird (age 48) has been appointed President of the Company, succeeding John D. Reier (age 67), who becomes Vice Chairman of the Board of Directors. Efird will join the Company on September 22, 2007. To ensure an orderly transition in leadership, Reier will work closely with Efird during the remainder of the current fiscal year.

      A copy of the press release announcing these events is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            99.1  Press Release issued by Fred's, Inc., dated August 28, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRED'S, INC.
                                    (Registrant)


Date:  August 29, 2007              By:  /s/   Jerry A. Shore
                                         ------------------------------
                                               Jerry A. Shore
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

 99.1           Copy of press release issued by Fred's, Inc. on August 28, 2007.